                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

            SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 10, 2007 (this "Amendment"), among VISTEON CORPORATION, a Delaware corporation (the "Company"), each subsidiary of the Company party hereto (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), as Administrative Agent, Issuing Bank and Swingline Lender.

                              W I T N E S S E T H:

            WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006 (as so amended, supplemented or modified, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);

            WHEREAS the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent are willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

            WHEREAS the Borrowers have requested that the Lenders, for the avoidance of doubt, consent to the amendment and restatement of the Term Loan Facility, and the Lenders are willing to consent to such amendment and restatement on the terms and subject to the conditions set forth herein; and

            WHEREAS the Borrowers have requested that the Lenders consent to the amendment of certain provisions of the Intercreditor Agreement, and the Lenders are willing to consent to such amendment on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

            Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (a) The following new defined term is hereby inserted in proper alphabetical order:

            "Securitization Subsidiary" a Domestic Subsidiary of the Company newly created to act as the principal for the European contract manufacturing arrangement and to be responsible for managing the functions and risks of the Company's European operations;

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

      provided that such Domestic Subsidiary shall be subject to the limitations set forth in Section 6.20.

                  (b) The defined term "European Facility" is hereby amended by
(i) deleting the following: "on the date hereof", (ii) adding the following after the words "jurisdictions in Europe and": "the Securitization Subsidiary and", and (iii) deleting the words ""as described in the Information Memorandum" and inserting the following in lieu thereof: "pursuant to documentation dated as of August 14, 2006 and November 13, 2006, in each case, as amended".

                  (c) The defined term "Foreign Stock Holding Company" is hereby amended by (i) deleting the text ", it being understood" and inserting the following in lieu thereof: ". It is understood and agreed", (ii) adding the following after the words "being the Capital Stock of first-tier Foreign Subsidiaries) and": "each", and (iii) adding the following after the words "Section 6.15. It is": "further".

                  (d) The defined term "Intercreditor Agreement" is hereby amended by inserting at the end thereof: ", as amended".

                  (e) The defined term "Permitted Encumbrance" is hereby amended by inserting after the words "Sections 6.02(a) through (e)": " and (j)".

                  (f) The defined term "Standard Securitization Undertakings" is hereby amended by inserting after each instance of the words "Foreign Subsidiaries" appearing therein the following: "and the Securitization Subsidiary".

            Section 1.2 Amendments to Article III. Article III of the Credit Agreement is hereby amended as follows:

                  (a) Section 3.01(b) of the Credit Agreement is hereby amended by deleting the words "the date hereof" in the last sentence of such Section and inserting in lieu thereof: "August 14, 2006,".

            Section 1.3 Amendments to Article V. Article V of the Credit Agreement is hereby amended as follows:

                  (a) Section 5.14(b) of the Credit Agreement is hereby amended by (i) inserting immediately following the words "first priority" appearing in the first sentence of such Section: "(except with respect to the Securitization Subsidiary)", (ii) inserting at the end of the first sentence of such Section:
";provided, however, with respect to the Securitization Subsidiary, such Lien shall have the priority required under the Intercreditor Agreement" and (iii) deleting the words "(in each case for clauses (i) through (iii) excluding Capital Stock of any Borrower in Halla)".

                  (b) Section 5.14(d) of the Credit Agreement is hereby amended by (i) adding the following after the words "(other than an Excluded Entity":
"or, except with regard to clauses (ii) and (iii) below, the Securitization Subsidiary)", (ii) inserting the following after the words "(other than an existing Excluded Entity, except as provided below": "or the Securitization Subsidiary, except with regard to clauses (ii) and (iii) below", and (iii) inserting after the words "which becomes a Material Domestic Subsidiary after the Effective Date": ")".

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                  (c) Section 5.14(f) of the Credit Agreement is hereby amended by deleting the reference to "Halla or any other" and inserting in lieu thereof:
"any".

            Section 1.4 Amendment to Article VI. Article VI of the Credit Agreement is hereby amended as follows:

                  (a) Section 6.01(b) of the Credit Agreement is hereby amended by deleting the reference to "$1,000,000,000" and inserting in lieu thereof "$1,700,000,000".

                  (b) Section 6.01(d) of the Credit Agreement is hereby amended by (i) inserting after the words "Indebtedness of": "(a)", and (ii) adding the following at the end thereof: "and (b) the Securitization Subsidiary owed to any Foreign Subsidiary or of any Foreign Subsidiary owed to the Securitization Subsidiary;

                  (c) Section 6.01(i) is hereby amended by (i) adding the following after the words "Indebtedness of Foreign Subsidiaries": "and the Securitization Subsidiary", (ii) adding the following after the words "(or, in the case of Portuguese Receivables, Bermuda)": " and the Securitization Subsidiary ", (iii) adding the following after the words "issued or created by any Borrower or any of its Domestic Subsidiaries": "(other than the Securitization Subsidiary);".

                  (d) Section 6.01(n) of the Credit Agreement is hereby amended by deleting the reference to "$250,000,000" and inserting in lieu thereof "$350,000,000".

                  (e) Section 6.01(q) of the Credit Agreement is hereby amended by deleting the reference to "$50,000,000" and inserting in lieu thereof "$75,000,000".

                  (f) Section 6.02(n) of the Credit Agreement is hereby amended by deleting the reference to "$250,000,000" and inserting in lieu thereof "$350,000,000".

                  (g) The following is hereby added at the end of Section 6.02:
"(ff) Liens on assets of the Securitization Subsidiary in favor of any Foreign Subsidiary securing intercompany Indebtedness or other obligations related to the origination, servicing or collection of Receivables, Related Security or Other Securitization Assets, in each case generated in connection with the European operations of the Foreign Subsidiaries of the Company and the Securitization Subsidiary."

                  (h) Section 6.04(g) of the Credit Agreement is hereby amended by deleting the words "pursuant to the European Facility or Permitted Receivables Financings" and inserting in lieu thereof: "in connection with the European Facility or Permitted Receivables Financings (and, whether pursuant to the European Facility or otherwise, the sale or disposition of Receivables, any Related Security and any Other Securitization Assets, in each case generated in connection with the European operations of the Foreign Subsidiaries of the Company and the Securitization Subsidiary, by the Securitization Subsidiary)".

                  (i) Section 6.06(b) of the Credit Agreement is hereby amended by inserting after the words " it being understood that": "(x)", and (ii) inserting after the words "after the consummation of any such Capital Expenditure": "and (y) if Adjusted EBITDA is negative, no adjustment shall be made under this clause (i)".

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                  (j) Section 6.07(g) of the Credit Agreement is hereby amended by inserting at the end thereof: "and between the Securitization Subsidiary and Foreign Subsidiaries".

                  (k) Section 6.07(i) of the Credit Agreement is hereby amended by inserting after the words " it being understood that" in clause (iv): "(x)", and (ii) inserting after the words "after the consummation of any such Investment": "and (y) if Adjusted EBITDA is negative, no adjustment shall be made under this clause (iv)".

                  (l) The following is hereby added at the end of Section 6.07:
"(bb) (i) Investments received in connection with the sale, transfer or other disposition of Receivables, any Related Security and any Other Securitization Assets by the Securitization Subsidiary and (ii) the purchase or other acquisition by, or transfer to the Securitization Subsidiary of Receivables, any Related Security and any Other Securitization Assets, in each case generated in connection with the European operations of the Foreign Subsidiaries of the Company and the Securitization Subsidiary, in connection with the origination, servicing or collection of such Receivables, Related Security or Other Securitization Assets."

                  (m) Section 6.12 of the Credit Agreement is hereby amended by inserting after the words "with any restrictions to apply only to the ":
"Securitization Subsidiary and the Foreign".

                  (n) Section 6.13 of the Credit Agreement is hereby amended by inserting after the words "which restrictions shall apply only to the":
"Securitization Subsidiary and the Foreign".

                  (o) The following new Section 6.20 is hereby added at the end of Article VI:

            Section 6.20 Business of Securitization Subsidiary. Permit the Securitization Subsidiary to (a) engage at any time in any business or business activity other than (i) to the extent it is a party to the European Facility, the performance of its obligations under and in connection with the underlying documents for the European Facility, (ii) the origination, collection and servicing of Receivables generated in connection with the European operations of the Foreign Subsidiaries of the Company, and activities necessary, related or incidental thereto, (iii) engaging in management functions, including, without limitation, managing contract manufacturing arrangements with respect to the Borrower's European business (iv) actions required to maintain its existence and (v) activities incidental to its maintenance and continuance and to the foregoing activities; or (b) incur any Indebtedness or sell, dispose of, grant a Lien on or otherwise transfer any of its assets except as permitted hereunder.

            Section 1.5 Amendment to Security Agreement. The Security Agreement is hereby amended as follows:

                  (a) The defined term "Pledged Stock" in Section 1.3 of the Security Agreement is hereby amended by deleting the words "the Capital Stock of Halla Climate Control Corporation and its Subsidiaries," and inserting in lieu thereof "any of the outstanding Capital Stock of any of the Subsidiaries of Halla".

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                  (b) Section 2.1 of the Security Agreement is hereby amended by deleting the words "(iii) any of the outstanding Capital Stock of Halla or any of its Subsidiaries;" and inserting in lieu thereof "(iii) any of the outstanding Capital Stock of any of the Subsidiaries of Halla;".

                  (c) Exhibit G of the Security Agreement is hereby amended and restated in its entirety as set forth in Exhibit I hereto.

                                   ARTICLE II

                                     CONSENT

                  The Lenders hereby consent to each of (i) the Agreement to Amend and Restate with respect to the Term Loan Facility in substantially the form of Exhibit II hereto, (ii) the amendment and restatement of the Term Loan Facility in substantially the form of Exhibit III hereto, and (iii) the amendment of the Intercreditor Agreement to provide that the Capital Stock of the "Securitization Subsidiary" (as defined in the Credit Agreement as amended hereby) shall be Term Loan Priority Collateral (as defined in the Intercreditor Agreement), and other amendments to the Intercreditor Agreement acceptable to the Administrative Agent comforming with the provisions of this Amendment and the Credit Agreement as amended hereby.

                                  ARTICLE III

                              CONDITIONS TO CLOSING

            The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

                  (a) Second Amendment. The Borrowers, the Administrative Agent and the Required Lenders shall have delivered a duly executed counterpart of this Amendment to the Administrative Agent.

                  (b) Administrative Agent Fees and Expenses. The Borrowers shall have paid all costs and expenses then payable pursuant to Section 4.8 hereof or any other Loan Document with respect to this Amendment.

                  (c) Amendment Fee. The Borrowers shall have paid (i) the amendment fee referred to in Section 4.9 hereof to the Administrative Agent for the account of each Lender theretofore entitled thereto, and (ii) any other fee then due and payable pursuant to any Loan Document.

                                   ARTICLE IV

                                  MISCELLANEOUS

            Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            Section 4.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.

            Section 4.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Agreement and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, and (b) no Default or Event of Default has occurred and is continuing.

            Section 4.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.

            Section 4.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.

            Section 4.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

            Section 4.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

            Section 4.8 Costs and Expenses. Subject to the terms set forth in
Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

            Section 4.9 Amendment Fee. The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the benefit of each Lender who delivers a duly executed counterpart of this Agreement to the Administrative Agent on or before 5:00 PM New York time, April 5, 2007, a nonrefundable amendment fee of 0.05% of each such Lender's existing Revolving Commitment.

            Section 4.10 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

              [Remainder of this page is intentionally left blank.]

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                       BORROWERS:

                                       VISTEON CORPORATION

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       ARS, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       FAIRLANE HOLDINGS, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       HALLA CLIMATE SYSTEMS ALABAMA CORP.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       INFINITIVE SPEECH SYSTEMS CORP.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       LTD PARTS, INCORPORATED

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       SUNGLAS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VC AVIATION SERVICES, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VC REGIONAL ASSEMBLY & MANUFACTURING, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON AC HOLDINGS CORP.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON ASIA HOLDINGS, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       VISTEON AUTOMOTIVE HOLDINGS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON CLIMATE CONTROL SYSTEMS LIMITED

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON DOMESTIC HOLDINGS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON EUROPEAN HOLDINGS CORPORATION

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON GLOBAL TECHNOLOGIES, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON GLOBAL TREASURY, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  President and Treasurer

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       VISTEON HOLDINGS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON INTERNATIONAL BUSINESS
                                       DEVELOPMENT, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON INTERNATIONAL HOLDINGS, INC.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON LA HOLDINGS CORP.

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON SYSTEMS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                       VISTEON TECHNOLOGIES, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       TYLER ROAD INVESTMENTS, LLC

                                       By  /s/ Brian P. Casey
                                           -------------------------------------
                                           Name:  Brian P. Casey
                                           Title:  Treasurer

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       JPMORGAN CHASE BANK, N.A.
                                       as Administrative Agent, Swingline
                                       Lender, Issuing Bank, and Lender

                                       By: /s/ Robert P. Kellas
                                           -------------------------------------
                                       Name:  Robert P. Kellas
                                       Title:  Executive Director

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       BANK OF AMERICA, N.A.

                                       By: /s/ Robert J. Lund
                                           -------------------------------------
                                       Name:  Robert J. Lund
                                       Title:  Senior Vice President

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       CITIBANK, N.A.

                                       By: /s/ Christine M. Kanicki
                                           -------------------------------------
                                       Name:  Christine M. Kanicki
                                       Title:  Attorney - In - Fact

                                                                SECOND AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                       CITICORP USA, INC.

                                       By: /s/ Jeffrey Nitz
                                           -------------------------------------
                                       Name:  Jeffrey Nitz
                                       Title:  Director